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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 15, 1998


                         CONSOLIDATED STORES CORPORATION
               (Exact Name of Registrant as Specified in Charter)



               DELAWARE                               1-8897                            06-1119097
               --------                               ------                            ----------
    (State or Other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
            Incorporation)


         300 Phillipi Road, P. O. Box 28512, Columbus, Ohio                     43228-0512
         (Address of Principal Executive Offices)                               (Zip Code)


       Registrant's telephone number, including area code: (614)-278-6800

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ITEM 5.  OTHER EVENTS.

              On January 15, 1998, the stockholders of Consolidated Stores Corporation ("Consolidated") approved the share issuance pursuant to the terms of the Agreement and Plan of Merger, dated November 4, 1997, among Consolidated, MBC Consolidated Acquisition Corporation ("Sub") and Mac Frugal's Bargains - Close-outs, Inc. ("Mac Frugal's"), whereby Sub will be merged with and into Mac Frugal's, resulting in Mac Frugal's being a wholly-owned subsidiary of Consolidated (the "Merger"). In connection with the Stockholder approval of the share issuance, Consolidated issued a press release dated January 15, 1998. A copy of the press release is attached to this Form 8-K as Exhibit "1."

              On January 16, 1998, Mac Frugal's and Sub consummated the Merger. In connection with the consummation of the Merger, Consolidated issued a press release dated January 16, 1998. A copy of the press release is attached to this Form 8-K as Exhibit "2."



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CONSOLIDATED STORES CORPORATION



Date: January 16, 1998                   By:  /s/ Michael J. Potter
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                                                   Michael J. Potter
                                                   Senior Vice President and
                                                   Chief Financial Officer